SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 2005


                               Tesoro Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                       1-3473                    95-0862768
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

        300 Concord Plaza Drive                                 78216-6999
          San Antonio, Texas                                    (Zip Code)
(Address of principal executive offices)

                                 (210) 828-8484
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2005 Tesoro Corporation (the "Company") issued a press release (the "Press Release") announcing financial results for its fourth quarter ended December 31, 2004. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item
2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Press Release, will not be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press Release issued on February 3, 2005 by Tesoro Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

                                                    TESORO CORPORATION


                                                    By: /s/ GREGORY A. WRIGHT
                                                       -------------------------
                                                          Gregory A. Wright
                                                       Executive Vice President
                                                     and Chief Financial Officer

                                Index to Exhibits


Exhibit Number                    Description

     99.1        Press Release issued on February 3, 2005 by Tesoro Corporation.